UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 8, 2006

                       NEW BRUNSWICK SCIENTIFIC CO., INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

                 NEW JERSEY          0-6994          22-1630072
                 ----------          ------          ----------
    (State or other jurisdiction   (Commission     (IRS Employer
             of incorporation)      ile Number)   Identification No.)

                P.O. BOX 4005
               44 TALMADGE ROAD
              EDISON, NEW JERSEY                       08818-4005
              ------------------                        ----------
  (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (732) 287-1200

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 8, 2006, New Brunswick Scientific Co., Inc. issued a press release entitled "New Brunswick Scientific Co., Inc., Reports Third-Quarter and Nine-Month 2006 Financial Results," a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

   (D) EXHIBITS

       Exhibit
       Number                  Description  of  the  Exhibit
        -----  -----------------------------------------------------------------

        99.1 Press release dated November 8, 2006, entitled "New Brunswick Scientific Co., Inc., Reports Third-Quarter and Nine-Month 2006 Financial Results"




                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    New Brunswick Scientific Co., Inc.


Date: November 8, 2006     By:      /s/ Thomas Bocchino
                                   --------------------
                                    Thomas Bocchino
                                    Vice President, Finance and
                                    Chief Financial Officer